IBM Business Partner Agreement                                          IBM
Printing Systems Company Reseller/Distributor Profile
--------------------------------------------------------------------------------

We welcome you as an IBM Business Partner.

This Profile covers the details of your approval to actively market, Products and Services, as our Reseller/Distributor.

By signing below, each of us agrees to the terms of the following (collectively called the "Agreement"):

(a) this Profile;

(b) General Terms (Z125-5478-04 12/98);

(c) the applicable Attachments referred to in this Profile, and

(d) the Exhibit.

This Agreement and its applicable transaction documents are the complete agreement regarding this relationship, and replace any prior oral or written communications between us. Once this Profile is signed, 1) any reproduction of this Agreement or a transaction document made by reliable means (for example, photocopy or facsimile) is considered an original, to the extent permissible under applicable law, and 2) all Products and Services you market and Services you perform under this Agreement are subject to it. If you have not already signed an Agreement for Exchange of Confidential Information (AECI), your signature on this Profile includes your acceptance of the AECI.

IBM may assign this  Agreement,  in whole or in part, to 1) a Related Company or
2) a third party if a) the assignment deals with the rights to payment or placement of orders or b) in conjunction with the sale of a part of its business utilizing this Agreement.

After signing this Profile, please return a copy to the IBM address shown below.

Revised Profile (yes/no): no              Date received by IBM:  September 27,
                                          1999

Agreed to: (IBM Business Partner name)    Agreed to:
PINACOR INC                               International Business Machines
                                          Corporation

By   /s/   Shelly Bodine                  By   /s/  Louise Paradis
     ----------------------                    -------------------------
          Authorized Signature                      Authorized Signature

Name (type or print):  SHELLY BODINE      Name (type or print): LOUISE PARADIS
Date:       9-22-99                       Date:  Sept. 27, 1999

IBM Business Partner address:             IBM address:
   3001 South Priest Drive                   6300 Diagonal Highway
   Tempe, AZ 65282                           Boulder, CO  80301


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                                        DETAILS OF OUR RELATIONSHIP

Contract Period Start Date (month/year): 08/01/1999    Duration:      24 months

Relationship Approval/Acceptance of Additional Terms:

For each approved relationship, each of us agrees to the terms of the following by signing this Profile. Copies of the Attachments are included.

Approved Relationship                              Applicable
                                                   (yes/no)      Attachment -

Printing Systems Company Reseller Attachment       yes       Z125-5828-02 08/98
Printing Systems Company Distributor Attachment    yes       Z125-5829-02 08/98
Remarketer Terms Attachment                        yes       Z125-5497-02 12/98

Additional Terms

Attachment for Services Marketing for Remarketers  no        Z125-5750-00 11/97
Federal Remarketer Attachment                      no        Z125-5514-01 02/99
Federal GSA Attachment                             no        Z125-5551-01 09/98
Latin American Printing Systems Company
Reseller and Distributor Attachment                yes       Z125-5835-00 04/98

Product and Services Approval:

The following Products are listed in the Exhibit. The terms of an Exhibit apply to the Products listed in it.

                                                   Approved to Market to:

                                                   Remarketers   End Users

IBM Printing Systems Company Products

1)[Distributed                                     yes           yes
2)Network                                          yes           yes
3)Production                                       yes           yes
4)Software                                         yes           yes
5)Availability Services                            yes           yes
6)Professional Services                            yes           yes


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

Minimum Annual Attainment.

           Product/Service          Volume/Revenue     Measurement
                                                       Period Dates

PSC PRINTERS/SOFTWARE/SERVICES       $1,000,000/ yr    08/01/1999 TO 07/31/2001

---------------------------------    ------------       ---------------------
---------------------------------    ------------       ---------------------
---------------------------------    ------------       ---------------------

Locations:

-------------------------------------------------------------------------------
 LOC. ID: Location (street address, city, state, ZIP code)
-------------------------------------------------------------------------------
 LOCID: 97400 PSC DISTRIBUTOR POOL/DEMO
-------------------------------------------------------------------------------
 2400 S. MICROAGE
-------------------------------------------------------------------------------
 TEMPE, AZ  85282
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
LOC. ID: Location (street address, city, state, ZIP code)
-------------------------------------------------------------------------------
LOCID: 96816 PSC RESELLER POOL/DEMO
-------------------------------------------------------------------------------
2400 S. MICROAGE
-------------------------------------------------------------------------------
TEMPE, AZ 85282
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
 LOC. ID: Location (street address, city, state, ZIP code)
-------------------------------------------------------------------------------
 LOCID: 24692 DISTRIBUTOR POOL
-------------------------------------------------------------------------------
 5389 PROVIDENT DR
-------------------------------------------------------------------------------
 CINCINNATI, OH 45246
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
 LOC. ID: Location (street address, city, state, ZIP code)
-------------------------------------------------------------------------------
 LOCID: 26652 DISTRIBUTOR POOL
-------------------------------------------------------------------------------
 1430 E. GREG ST
-------------------------------------------------------------------------------
 SPARKS, NV 89431
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
 LOC. ID: Location (street address, city, state, ZIP code)
-------------------------------------------------------------------------------
 LOCID: 25798 RESELLER  WHSE  POOL
-------------------------------------------------------------------------------
 1228 FOREST PARKWAY
-------------------------------------------------------------------------------
 PAULSBORO, NJ 08066
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
 LOC. ID: Location (street address, city, state, ZIP code)
-------------------------------------------------------------------------------
 LOCID: 24739 RESELLER  WHSE POOL
-------------------------------------------------------------------------------
 421 W. ALAMEDA
-------------------------------------------------------------------------------
 TEMPE, AZ  85282
-------------------------------------------------------------------------------


                                   Page 3 of 4

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